EXHIBIT 10.28

                       DEED OF TRUST, ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT


         THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (hereinafter referred to as the "Deed of Trust") made and entered into as of this 23rd day of November, 1998, by and between LISBON VALLEY MINING CO. LLC, a Utah limited liability company (hereinafter referred to as "Grantor") whose mailing address is 1776 Lincoln Street, Suite 900, Denver, Colorado 80203 and STEWART TITLE GUARANTY COMPANY, a Texas corporation (hereinafter referred to as "Trustee") whose address is 455 East, 500 South, Salt Lake City, Utah 84111, for the benefit of ST. MARY MINERALS INC., a Colorado corporation (hereinafter referred to as "Beneficiary") whose address is 1776 Lincoln Street, Suite 1100, Denver, Colorado 80203.


                                   ARTICLE I.
                                      GRANT

         Section 1.1. Grant. Grantor, in consideration of the indebtedness herein recited and the trust herein created, does hereby unconditionally and irrevocably grant, assign and convey unto Trustee, with power of sale and right of entry and possession, the real estate, minerals and water rights located in San Juan County, State of Utah, and more particularly described in Exhibit A attached hereto and incorporated herein, which, with the property hereinafter described, is referred to herein as the "Property."

                                 TOGETHER WITH:

         a. All buildings and improvements, now or hereafter located thereon, all privileges and other rights now or hereafter made appurtenant thereto including, without limitation, all right, title and interest of Grantor in and to all streets, roads and public places, opened or proposed, and all easements, rights-of-way, public or private, now or hereafter used in connection with the Property, including all rights of ingress and egress to and from adjoining property, all strips or gores of land, alleys, passages, and all estates, rights, titles, interests, privileges, tenements, hereditaments, and appurtenances, and all oil, gas, minerals, water, surface and subsurface rights whatsoever in any way belonging, relating or appertaining to the Property or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Grantor, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law and in equity, of Grantor of, in and to the same; and all proceeds of any sales or other dispositions of the Property, and also all the estate, right, title and interest of Grantor, either at law or in equity, of, in and to the Property and every part thereof; and


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         b. All right,  title and  interest  of Grantor in and to all  fixtures, fittings, furnishings, apparatus, equipment and machinery, and all renewals or replacements thereof or articles in substitution thereof; and all proceeds and profits thereof; it being understood and agreed that all of the estate, right, title and interest of Grantor in and to all property of any nature whatsoever, now or hereafter situated on the Property or intended to be used in connection with the operation thereof, shall be deemed to be fixtures and an accession to the freehold and a part of the realty as between the parties hereto, and all persons claiming by, through or under them, and shall be deemed to be a portion of the security for the indebtedness herein mentioned and secured by this Deed of Trust. If the lien of this Deed of Trust on any fixtures or personal property be subject to a lease agreement, conditional sale agreement or chattel mortgage covering such property, then in the event of any default hereunder all the rights, title and interest of Grantor in and to any and all deposits made thereon or therefor are hereby assigned to Trustee, together with the benefit of any payments now or hereafter made thereon. There is also transferred, set over and assigned by Grantor to Trustee hereby all leases and use agreements of machinery, equipment and other personal property of Grantor in the categories hereinabove set forth, under which Grantor is the lessee of, or entitled to use, such items, and Grantor agrees to execute and deliver to Beneficiary specific separate assignments to Beneficiary of such leases and agreements when requested by Beneficiary; but nothing herein shall obligate Beneficiary to perform any obligations of Grantor under such leases or agreements unless it so chooses, which obligations Grantor hereby covenants and agrees to well and punctually perform. The items set forth in this Subsection are sometimes hereinafter separately referred to as the "Collateral"; and

         c. All rents, income, profits, revenues, royalties, bonuses, rights, accounts, contract rights, general intangibles and benefits under any and all leases or tenancies now existing or hereafter created on or in any way related to the Property or any part thereof, with the right, after an Event of Default (as hereinafter defined), to receive and apply the same to such indebtedness, and, after an Event of Default, Beneficiary may demand, sue for and recover such payments but shall not be required to do so; and

         d. All interest which Grantor has or may hereafter have in the proceeds of insurance in effect with respect to the Property; and

         e. Any judgments, awards of damages, payments, and settlements, including interest thereon, hereafter made as a result of or in lieu of any taking of the Property or any part thereof or interest therein under the power of eminent domain, or for any damage (whether caused by such taking or otherwise), including interest thereon, to the Property or the improvements thereon or any part thereof or interest therein, including any award for change of grade of streets; and

         f. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims; and

         g. All leases and leasehold rights of any kind or nature whatsoever affecting the Property or in any way related thereto; and

         h. All oil, gas and minerals, and all water, ditch, well and reservoir rights which are appurtenant to or which have been or may be used in connection with the Property; and

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         i. All  oil,  gas,  minerals,  crops,  timber,  trees  and  landscaping features now or hereafter located on, in, under or above the Property; and

         j. All surface, subsurface, development and mining rights associated with the Property, whether now or hereafter created; and

         k. All other or greater rights and interests of every nature in, with respect to or related to the Property or in the possession or use thereof and in the income therefrom, whether now owned or subsequently acquired by Grantor.

         TO HAVE AND TO HOLD such Property unto Trustee, subject only to (a) the rights of Lisbon Copper Ltd. under that certain Second Amendment of Option Agreement dated December 4, 1997, (b) the rights of the lessors of the leases included in the Property, (c) the paramount rights of the United States and (d) the liens and encumbrances of Beneficiary and liens and encumbrances of record on the date hereof (hereinafter referred to as the "Permitted Exceptions"); and Grantor does hereby bind itself, its successors and assigns to warrant and forever defend, all and singular, such Property unto Trustee, its successors, substitutes and assigns, against all persons whomsoever claiming or to claim the same or any part thereof.

         Section 1.2. Security Agreement. Grantor makes the foregoing grant to Trustee to hold the Property in trust for the benefit of Beneficiary and for the purposes and upon the terms and conditions hereinafter set forth. This instrument is and shall be construed as both a Deed of Trust and Security Agreement and to the extent that any of the Property, including but without limitation, the Collateral, is deemed to be personal property or fixtures, or property not subject to an encumbrance upon real estate, Grantor hereby grants unto Beneficiary a security interest in and to such property.

         Section 1.3. Release. If Grantor shall pay or cause to be paid to the holder of the Note (defined below) the principal and interest to become due thereupon at the time and in the manner stipulated therein, and shall pay or cause to be paid all other sums payable hereunder and all indebtedness hereby secured, then, in such case, the estate, right, title and interest of Trustee and Beneficiary in the Property shall cease, terminate and become void, and upon proof being given to the satisfaction of Beneficiary that the Note, together with interest thereon have been paid or satisfied, and upon payment of all fees, costs, charges, expenses and liabilities chargeable or incurred or to be incurred by Trustee or Beneficiary, and of any other sums as herein provided, this conveyance shall be released in due form at the expense of Grantor, otherwise it shall remain in full force and effect.


                                   ARTICLE II.
                               OBLIGATIONS SECURED

         This Deed of Trust is given to secure to Beneficiary the following:


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         a. That  certain  convertible  promissory  note dated  effective  as of
October 1, 1997 payable jointly and severally by Summo Minerals Corporation and Summo USA Corporation to the order of Beneficiary in the original principal amount of $2,950,000 or, if greater or less, the aggregate principal amount of all loans made by Beneficiary to either Summo Minerals Corporation or Summo USA Corporation, together with any extensions, modifications, or renewals thereof (herein referred to as the "Note", the terms and provisions of which are expressly incorporated herein by this reference);

         b. Any other indebtedness by Grantor, Summo Minerals Corporation or Summo USA Corporation to Beneficiary, now or hereafter arising under the terms hereof or in any other instrument constituting additional security for the Note; and

         c. The performance by Grantor, Summo Minerals Corporation or Summo USA Corporation of all the terms, covenants and agreements on their part to be performed under the Note, this Deed of Trust, the Pledge and Security Agreement of even date executed by Grantor concurrently herewith and any other instrument now or hereafter executed by Grantor, Summo Minerals Corporation or Summo USA Corporation as security for payment of the indebtedness secured hereby (hereafter collectively called the "Security Documents").


                                  ARTICLE III.
                               TITLE AND AUTHORITY

                               Section 3.1. Title.

                  a. Grantor hereby covenants, represents and warrants that Grantor owns and has good and indefeasible title to an indefeasible fee simple estate in the real estate described in Exhibit A hereto subject to no liens, charges, or encumbrances except for the Permitted Exceptions; that Grantor has full power and authority to grant, bargain, sell and convey the Property in the manner and form herein done or intended hereafter to be done; that this Deed of Trust is and shall remain a valid and enforceable first lien on the Property subject only to the Permitted Exceptions; that Grantor and its successors and assigns warrant and agree to defend the same forever against the lawful claims and demands of all persons or entities whatsoever; and that this covenant shall not be extinguished by any exercise of power of sale, foreclosure or sale hereof but shall run with the land. Nothing in this Section 3.1(a), however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a discovery of minerals.

                  b. Subject to the Permitted Exceptions, Grantor has and shall maintain title to the Collateral, including any additions or replacements thereto, free of all security interests, liens and encumbrances other than the security interest granted to Beneficiary and other than as disclosed to and accepted by Beneficiary in writing and Grantor has the right to subject the Collateral to the security interest hereunder.


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         Section 3.2.  Further Acts.  Grantor shall,  at Grantor's sole cost and without expense to Beneficiary, execute, acknowledge and deliver all and every such further acts, deeds, documents, agreements, conveyances, deeds of trust, assignments, notices of assignments, transfers and assurances as Beneficiary shall from time to time require for assuring, conveying, assigning, transferring and confirming unto Trustee or Beneficiary the Property and rights hereby conveyed or assigned or intended now or hereafter so to be or which Grantor may be or may hereafter become bound to convey or assign to Trustee or Beneficiary, or for carrying out the intention of facilitating the performance of the terms of the Security Documents or for filing, registering or recording the Security Documents and, on demand, shall execute and deliver, and hereby authorizes Beneficiary to execute in the name of Grantor, to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments to evidence more effectively the lien hereof upon the Collateral. Grantor shall give advance notice in writing to Beneficiary of any proposed change in Grantor's name, identity, or structure and shall execute and deliver to Beneficiary, prior to or concurrently with the occurrence of any such change, all additional financing statements that Beneficiary may require to establish and maintain the validity and priority of Beneficiary's security interest with respect to any of the Property, including the Collateral.

         Section 3.3. Fees. Grantor shall pay all filing or recording fees and all reasonable expenses incident to the preparation, execution and acknowledgment of this Deed of Trust, any deed of trust supplemental hereto, any Security Document and other security instrument with respect to the Collateral, and any instrument of additional security, and all federal, state, county and municipal stamp taxes and other taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of the Note, this Deed of Trust, any deed of trust supplemental hereto, any Security Document and other security instrument with respect to the Collateral, or any instrument of further assurance.

         Section 3.4. Due Authorization. Each individual who executes this document on behalf of Grantor represents and warrants to Beneficiary that such execution has been duly authorized by all necessary corporate, partnership, or other action on the part of Grantor.


                                   ARTICLE IV.
                              TAXES AND ASSESSMENTS

         Section 4.1. Payment. Grantor shall pay, prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever affecting or relating to the Property. Grantor shall also pay when due all non-governmental levies or assessments such as maintenance charges or fees and charges resulting from covenants, conditions, or restrictions affecting the Property which are assessed or imposed upon the Property, or become due and payable, and which create, may create, or appear to create a lien prior and superior to the lien of this Deed of Trust upon the Property or any part thereof. Grantor shall furnish Beneficiary with official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing payment thereof.

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         Section 4.2.  Contest of Validity.  Notwithstanding  Section 4.1 above,
Grantor may contest the validity of any tax or assessment which it is obligated to pay under the terms of this Deed of Trust by appropriate legal and administrative proceedings. No default shall be declared hereunder as long as Grantor, in good faith, and by appropriate proceedings, is contesting the amount or validity of such tax, assessment or charge; provided that Grantor, before instituting any such contest, gives Beneficiary notice of its intention to do so and so long as the proceedings maintained by Grantor at all times effectively stay or prevent any official or judicial sale of the Property under execution or otherwise. Upon conclusion of any such proceedings, Grantor shall forthwith discharge any liability for taxes and assessments and all penalties, interest and costs in connection therewith.


                                   ARTICLE V.
                        MAINTENANCE; COMPLIANCE WITH LAW

         Section 5.1. Maintenance, Repair, Waste. Grantor shall at all times maintain and keep the Property in good operating order and condition and shall promptly make, from time to time, all repairs, renewals, restorations, replacements, additions and improvements in connection therewith which are or may be reasonably required. Any improvements on the Property shall not be removed, demolished or substantially altered without the prior written consent of Beneficiary. Grantor shall pay all claims for labor performed and for materials furnished for any such improvements when due. Grantor shall not commit any waste or permit impairment or deterioration of the Property. Grantor shall not make any change in the use of the Property without the prior written consent of Beneficiary. Grantor shall permit Trustee or Beneficiary or its agents the opportunity to inspect the Property, including the interior of any structures, at any reasonable time.

         Section 5.2. Compliance with Law. Grantor shall comply with all requirements of all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court, covenants, conditions and restrictions applicable to Grantor or to the Property or any part thereof or to the use thereof, including, but not limited to, environmental laws, municipal ordinances, building and zoning regulations, and restrictions and covenants of record, and shall pay all fees or charges of any kind in connection therewith.


                                   ARTICLE VI.
                                    INSURANCE

         Section 6.1 Fire and Extended Coverage; Liability. Grantor shall keep all buildings, improvements and Collateral now or hereafter situated on the Property insured against loss or damage by fire and other hazards as may be required by Beneficiary. Grantor shall also provide liability insurance with such limits for personal injury and death and property damage as Beneficiary may require.



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         Section 6.2. Waiver of Subrogation. The policy must contain a provision to the effect that any waiver of subrogation rights by the insured does not void the coverage and any other special endorsements as may be required by the terms of any leases assigned as security for the indebtedness secured by this Deed of Trust.

         Section 6.3. Delivery of Policies. Grantor shall deliver all policies and certificates, including additional and renewal policies, to Beneficiary or other evidence of the existence of such insurance which is satisfactory to Beneficiary and, in the case of insurance about to expire, shall deliver renewal policies not less than thirty (30) days prior to their respective dates of expiration. A certificate as to liability coverage, as distinguished from submission of original policies, will be acceptable.

         Section 6.4. Additional Insurance. Any provision herein to the contrary notwithstanding, Beneficiary may require such other or additional insurance as it shall from time to time deem neces sary or advisable in its sole discretion.

         Section 6.5. Restriction on Separate Insurance. Grantor shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained hereunder unless Beneficiary is included thereon under a Standard Mortgagee Clause acceptable to Beneficiary. Grantor shall immediately notify Beneficiary whenever any such separate insurance is taken out and shall promptly deliver to Beneficiary true and complete copies of the policy or policies of such insur ance. In the event of a foreclosure or other transfer of title to the Property in lieu of foreclosure, or by purchase at the foreclosure sale, all interest in any insurance policies in force shall pass to Beneficiary, transferee or purchaser as the case may be.


                                  ARTICLE VII.
                            CASUALTY OR CONDEMNATION

         Section 7.1. Casualty. Grantor shall promptly notify Beneficiary of any loss whether covered by insurance or not. In case of loss or damage by fire or other casualty, Beneficiary is authorized (i) to settle and adjust any claim under insurance policies which insure against such risks or (ii) to allow Grantor to agree with the insurance company or companies on the amount to be paid in regard to such loss. In either case, Beneficiary is authorized to collect and receipt for any such insurance money. Such insurance proceeds may, at the option of Beneficiary, in the event of a total loss be applied in the reduction of the indebtedness secured hereby, whether due or not; if less than a total loss, such proceeds shall be held by Beneficiary without any allowance of interest and, if an Event of Default does not then exist and if no condition then exists which will, with the passage of time, the giving of notice, or both, constitute an Event of Default, shall be used to reimburse Grantor for the cost of re building or restoration of the buildings or improvements on the Property.

         Section 7.2. Loss During Foreclosure. In case of loss after foreclosure proceedings have been instituted and not cured or redeemed, the proceeds of any such insurance policy or policies, if not applied as aforesaid in rebuilding or restoring the buildings or improvements, shall be used to pay the

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amount due  Beneficiary  and the balance,  if any, shall be paid to the owner of the equity of redemption if he shall then be entitled to the same. In case of a judicial foreclosure of this Deed of Trust, the court in its decree may provide that the mortgagee's clause attached to each of said insurance policies may be canceled and that the decree creditor may cause a new loss clause to be attached to each of said policies making the loss thereunder payable to said decree creditor; and any such foreclosure decree may further provide that in case of one or more redemptions under said decree, pursuant to the statute in such case made and provided, then and in every such case, each successive redemptory may cause the preceding loss clause attached to each insurance policy to be canceled and a new loss clause to be attached hereto, making the loss thereunder payable to such redemptory. In the event of foreclosure sale, Beneficiary is hereby authorized, without consent of Grantor, to assign any and all insurance policies to the purchaser at the sale, or to take such other steps as Beneficiary may deem advisable, to cause the interest of such purchaser to be protected by any of the said insurance policies.

         7.3. Condemnation. Grantor, immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of the Property or any portion thereof, shall notify Beneficiary of the pendency thereof. Grantor hereby assigns, transfers and sets over unto Beneficiary all compensation, rights of action, the entire proceeds of any award and any claim for damages for any of the Property taken or damaged under the power of eminent domain or by condemnation or by sale in lieu thereof. Beneficiary may, at its option, commence, appear in and prosecute, in its own name or in the name of Grantor, any action or proceeding, or make any compromise or settlement in connection with such condemnation, taking under the power of eminent domain, or sale in lieu thereof. After deducting therefrom all of its expenses, including attorneys' fees, Beneficiary may elect to apply the proceeds of the award upon or in reduction of the indebtedness secured hereby, whether due or not, or hold such proceeds without any allowance of interest and make such proceeds available for restoration or re building of the Property. If the proceeds are made available by Beneficiary to reimburse Grantor for the cost of such rebuilding or restoration, any surplus which may remain out of such award after payment of such cost of rebuilding or restoration shall at the option of Beneficiary be applied on account of the indebtedness secured hereby or be paid to Grantor. Grantor agrees to execute such further assignments of any compensation, awards, damages, rights of action and proceeds as Beneficiary may require.


                                  ARTICLE VIII.
                   MECHANICS' OR OTHER LIENS AND ENCUMBRANCES

         Section 8.1. No Liens. Grantor shall pay when due all obligations, lawful claims or demands of any person which, if unpaid, might result in, or permit the creation of, a lien or encumbrance on the Property, the Collateral or on the rents, issues, income and profits arising therefrom, whether such lien would be senior or subordinate hereto, including, but without limiting the generality of the foregoing, all claims of mechanics, materialmen, laborers and others for work or labor performed, or materials or supplies furnished in connection with any work of demolition, alteration, improvement of or construction upon the Property. Grantor shall not mortgage, pledge, assign or otherwise create, or

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permit the creation of, any security  interest in the Property or the Collateral other than created hereby, whether superior or subordinate, without the express prior written permission of Beneficiary.

         Section 8.2. Right to Contest. Grantor shall have the right to contest in good faith the validity of any such lien or encumbrance provided Grantor shall first deposit with Beneficiary a bond or other security satisfactory to Beneficiary in such amount as Beneficiary shall reasonably require but not more than one hundred fifty percent (150%) of the amount of the claim and provided further that Grantor shall thereafter diligently proceed to cause such lien to be removed and discharged. If Grantor shall fail to discharge any such lien, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by depositing in court a bond in the amount required by statute, or otherwise giving security for such claim, or by taking such action as may be prescribed by law. Grantor shall guard every part of the Property and Collateral from removal, destruction and damage and shall not do or suffer to be done any act whereby the value of any part of the Property may be lessened.

         Section 8.3. Beneficiary Right to Intervene. If the interest of Beneficiary in the Property or the superiority of such interest is endangered or attacked, directly or indirectly, Grantor hereby authorizes Beneficiary, at Grantor's expense, to take all necessary and proper steps for the defense of such interest or the superiority thereof, including the employment of counsel, the prosecution or defense of litigation, and the compromise or discharge of claims made against such interest or the superiority thereof.


                                   ARTICLE IX.
                               ASSIGNMENT OF RENTS

         Section 9.1. Assignment. Grantor hereby absolutely assigns and transfers to Beneficiary all of the rents, royalties, issues, profits, revenues, income and other benefits ("Rents and Profits") of the Property or arising from the use and enjoyment of all or any portion thereof. Grantor irrevocably appoints Beneficiary its special attorney-in-fact to demand, receive, and enforce payment, to give receipt, release, and satisfaction, and to sue, in the name of Grantor or Beneficiary, for all such Rents and Profits and to apply the same to the indebtedness secured hereby.

         Section 9.2. Collection. Notwithstanding the above, Grantor shall have the right to collect, use and enjoy such Rents and Profits prior to an Event of Default under this Deed of Trust or the Note. Upon any Event of Default under this Deed of Trust or the Note, Beneficiary may enter upon and take possession of the Property and collect such Rents and Profits, including those past due and unpaid, and apply the same, less costs and expenses, upon any indebtedness secured hereby, and in such order and to such notes as Beneficiary may determine. Grantor shall not execute, without the prior written consent of Beneficiary, an assignment or transfer of any of its right, title and interest in the Rents and Profits.



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                                   ARTICLE X.
                         SALE OF PROPERTY OR COLLATERAL

         Section 10.1. Due on Sale. If the Property or any part thereof or interest therein, whether legal or equitable, is sold, assigned, transferred, conveyed, mortgaged, or otherwise alienated by Grantor, whether voluntarily or involuntarily or by operation of law, or that if the management thereof is changed in either or any case without the prior written consent of Beneficiary, Beneficiary, at its option, may declare the Note and all other obligations secured hereunder to be forthwith due and payable. Any change in the beneficial ownership of Grantor or in the legal or equitable title of the Property or in the beneficial ownership of the Property, whether or not of record and whether or not for consideration or sale, shall be deemed a transfer of an interest in the Property.

         Section 10.2. Beneficiary Right to Deal with Transferee; No Release of Grantor. In the event ownership of the Property or any part thereof becomes vested in a person or persons other than Grantor, without the prior written approval of Beneficiary, Beneficiary may, without notice to Grantor, waive such default and deal with such successor or successors in interest with reference to this Deed of Trust and the Note in the same manner as with Grantor, without in any way releasing, discharging or otherwise affecting the liability of Grantor hereunder or under the indebtedness hereby secured. No sale of the Property, no forbearance on the part of Beneficiary, no extension of the time for the payment of the indebtedness hereby secured or any change in the terms thereof consented to by Beneficiary shall in any way whatsoever operate to release, discharge, modify, change or affect the original liability of Grantor herein, either in whole or in part. Any deed conveying the Property or any part thereof, if approved by Beneficiary in writing, shall provide that the grantee thereunder assumes all of Grantor's obligations under this Deed of Trust, the Note and all other Security Documents. In the event such deed shall not contain such assumption, Beneficiary shall have all rights reserved to it hereunder in the event of a default or if Beneficiary shall not elect to exercise such rights and remedies, the grantee under such deed shall nevertheless be deemed to have assumed such obligations by acquiring the Property or such portion thereof subject to this Deed of Trust.

         Section 10.3. Collateral. Grantor shall not voluntarily, involuntarily or by operation of law sell, assign, transfer or otherwise dispose of the Collateral or any interest therein and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security hereunder except that so long as this Deed of Trust is not in default, Grantor shall be permitted to sell or otherwise dispose of the Collateral when absolutely worn out, inadequate, unserviceable or unnecessary for use in the operation of the Property in the conduct of the business of Grantor, upon replacing the same or substituting for the same other Collateral at least equal in value to the initial value of that disposed of and in such a manner so that such Collateral shall be subject to the security interest created hereby and so that the security interest of Beneficiary hereunder shall be the first priority security interest in the Collateral. Nothing in this Section 10.3, however, shall prevent Grantor from abandoning any unpatented mining claims when Grantor reasonably determines that such claims are no longer necessary for the operation of the Property. In the event the Collateral is sold in connection with the sale of the Property, Grantor shall require, as a condition of the sale, that the buyer specifically agree to assume Grantor's obligations as to the security interest herein granted and to

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execute  whatever  agreements  and filings  deemed  necessary by  Beneficiary to maintain its perfected security interest in the Collateral.

                                   ARTICLE XI.
                                 INDEMNIFICATION

         Grantor shall appear in and defend any suit, action or proceeding arising out of or in connection with the Property, the Collateral, the Note, this Deed of Trust or the other Security Documents that might in any way, in the sole judgment of Beneficiary, affect the value of the Property, the title to the Property, the validity, lien or priority of any of the Security Documents, or the rights and powers of Trustee or Beneficiary. Grantor shall, at all times, indemnify, hold harmless and on demand, reimburse Beneficiary for any and all liability, loss, damage, expense or cost, including cost of evidence of title and attorneys' fees, arising out of or incurred in connection with any such suit, action or proceeding. Grantor shall pay the cost of collection of any indebtedness secured hereby, including reasonable attorneys' fees, whether or not suit is brought and shall pay reasonable cost of suit, cost of evidence of title and reasonable attorneys' fees in any proceeding or suit brought by Trustee or Beneficiary to foreclose this Deed of Trust. Grantor shall further pay all cost and expense, including attorneys' fees, which Beneficiary may incur in connection with any other effort or action (whether or not litigation or foreclosure is involved) to enforce or defend Beneficiary's rights and remedies under each and every one of the Security Documents. The sum of any such expenditures shall be secured by this Deed of Trust and the other Security Documents and shall bear interest at the Default Rate provided in the Note and shall be due and payable on demand.


                                  ARTICLE XII.
                            PRESERVATION OF PROPERTY

         If Grantor fails to make any payment or do any act required by this Deed of Trust or the Note or by any prior encumbrance, lien, reservation, restriction, condition, or covenant affecting the Property, then Beneficiary may, without obligation or notice, make any payment or do any act to the extent necessary to protect the Property. In so doing, Grantor shall not be released from any obligation created under this Deed of Trust. Any payments made by Beneficiary and the costs and expenses, including attorneys' fees, incurred by Beneficiary by doing any act as provided in this article shall become additional principal under the Note and shall bear interest at the Default Rate and shall be immediately due and payable from Grantor to Beneficiary. Nothing herein contained shall prevent any such failure to perform on the part of Grantor from constituting an Event of Default (as hereinafter defined).


                                  ARTICLE XIII.
                      PERFORMANCE UNDER SECURITY DOCUMENTS


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         Grantor  will  promptly  and  strictly  perform  and  comply  with  all agreements, covenants, conditions and prohibitions required of, made by, or imposed upon Grantor under the terms of each and every one of the Security Documents. In the event Grantor suffers or permits to occur any breach or default under the provisions of any of the Security Documents, such breach or default shall con stitute an Event of Default hereunder and at the option of Beneficiary, and without notice to Grantor, all unpaid indebtedness secured by this Deed of Trust shall become due and payable as in the case of other Events of Default. Grantor will further, from time to time at the request of Beneficiary, supply Beneficiary with a current inventory of the Collateral in such detail as Beneficiary may require.


                                  ARTICLE XIV.
                                EVENTS OF DEFAULT

         Any one or more of the following events shall be deemed to be an Event of Default hereunder as well as under the Note and the Security Documents:

         Section 14.1. Default Under Note. Any "Event of Default" as defined in the Note.

         Section 14.2. Failure to Perform. The failure by Grantor to properly and timely perform, comply with, or observe any of the non-monetary terms, covenants, conditions or agreements in the Note, this Deed of Trust or any other Security Documents and such failure continues for more than ten days after notice thereof from Beneficiary.

         Section 14.3. Condemnation. The taking of the Property or any portion thereof through condemnation (which term when used herein shall include any damage or taking by any governmental authority or any other authority authorized by the laws of the state where the land is located or the United States of America) either temporarily or for a period in excess of thirty (30) days, or permanently.

         Section 14.4. Priority Lien Claim. The assertion (except by the owner of an encumbrance expressly excepted from Grantor's warranty of title herein) of any claim of priority over this Deed of Trust, by title, lien, or otherwise, unless within thirty (30) days after such assertion either Grantor causes the assertion to be withdrawn or Beneficiary approves of such claim of priority in writing.

         Section 14.5. Dissolution. The dissolution, termination, or liquidation of Grantor or of any other person or entity directly or indirectly liable for the payment of the Note.

         Section 14.6. Other. The occurrence of any other event designated as a default or an Event of Default under any other provision of this Deed of Trust or in any of the Security Documents.


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                                   ARTICLE XV.
                                    REMEDIES

         Immediately upon or at any time after the occurrence of any of the Events of Default as defined in Article XIV of this Deed of Trust, Beneficiary may exercise any one or more of the cumulative, concurrent, and nonexclusive remedies which are listed below or which are listed in any other Security Document or which are otherwise available at law or in equity whether like or unlike the remedies so listed, and Beneficiary may exercise such remedy or remedies in such sequence or combination as Beneficiary may determine in Beneficiary's sole discretion:

         Section 15.1. Performance of Defaulted Obligations. Although Beneficiary shall not be required to do so, Beneficiary may make any payment or perform any other obligation under the Note, this Deed of Trust or any of the Security Documents which Grantor has failed to make or perform, and Grantor hereby irrevocably appoints Beneficiary as a true and lawful attorney-in-fact for Grantor with authority to make any such payment and perform any such obligation in the name of Grantor and on behalf of Grantor. All payments made and expenses (including attorneys' fees) incurred by Beneficiary pursuant to this section, together with interest thereon at the Default Rate (as defined in the Note) from the date paid or incurred until repaid, will be part of Grantor's indebtedness to Beneficiary and will be immediately due and payable by Grantor to Beneficiary or, at Beneficiary's election, may be added to the unpaid principal balance of the Note and shall be secured by this Deed of Trust and the other Security Documents. In lieu of advancing Beneficiary's own funds for such purposes, Beneficiary may use any funds of Grantor which may be in Beneficiary's possession, including but not limited to undisbursed loan proceeds, insurance or condemnation proceeds, and amounts deposited for other purposes. Any payment by Beneficiary made pursuant to this section or in any other section of this Deed of Trust or of the Note or any other Security Document shall not excuse or constitute a waiver by Beneficiary of any default by Grantor.

         Section 15.2. Specific Performance and Injunctive Relief. Notwithstanding the availability of legal remedies, Beneficiary shall be entitled to obtain specific performance, mandatory or prohibitory injunctive relief, or other equitable relief requiring Grantor to cure or refrain from repeating any default.

         Section 15.3. Acceleration of Secured Obligations. Beneficiary may, without notice or demand, declare all of Grantor's indebtedness to Beneficiary secured hereunder or by any of the Security Documents immediately due and payable in full, including, but not limited to, the entire unpaid principal balance of the Note and all unpaid interest accrued thereon.

         Section 15.4. Possession of Property. In the case of any Event of Default or upon the abandonment thereof by Grantor, Beneficiary may enter and take possession of the Property without seeking or obtaining the appointment of a receiver, may employ a managing agent for the Property, and may operate, lease or rent all or any part of the Property, either in Beneficiary's name or in the name of Grantor, and may collect the rents, issues, and profits of the Property. Any revenues collected

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by  Beneficiary  under this section will be applied first toward  payment of all costs and expenses (in cluding attorneys' fees) incurred by Beneficiary, together with interest thereon at the Default Rate (as defined in the Note) from the date paid or incurred until repaid, then to late charges, if any, then to accrued interest and the balance, if any, will be applied against Grantor's indebtedness to Beneficiary and principal under the Note until it has been paid in full.

         Section 15.5. Enforcement of Security Interests. Beneficiary may exercise all rights of a secured party under the Utah Uniform Commercial Code with respect to all or any part of the Collateral, including, but not limited to, taking possession of, holding, and selling the Collateral and enforcing or otherwise realizing upon any other property in which Beneficiary has a security interest. Any requirement for reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition is to be made will be satisfied by Beneficiary's giving of such notice to Grantor at least five days prior to the time of any public sale or the time after which any private sale or other intended disposition is to be made.

         Section 15.6. Foreclosure Against Property. Beneficiary may foreclose this Deed of Trust, insofar as it encumbers the Property, including Collateral, either by judicial action or through Trustee. Foreclosure through Trustee will be initiated by the filing with Trustee of a Notice of Election and Demand for Sale. Trustee shall then comply with such notice requirements of the laws of Utah as then apply with respect to such sale and shall file the required notice for record in each county wherein the Property or any portion thereof is situated. Beneficiary shall also deposit with Trustee the Note and all documents evidencing the indebtedness and expenditures secured hereby. Trustee shall then proceed to foreclosure and shall sell and dispose of the Property, including the Collateral (en masse or in separate parcels, as Trustee may think best), in the manner then provided by applicable law. Any sale conducted by Trustee pursuant to this section may be conducted at any door or entrance to, or room within, any building temporarily or permanently being used as a courthouse in the county in which the real property described in Exhibit A hereto is located or at or within any building in which the office of the clerk and recorder of said county is then located or at any other location then permitted by applicable law; provided, however, that the actual place of sale shall be designated in the Notice of Sale. Beneficiary may purchase the Property, including the Collateral, or any part thereof, and may bid in any part or all of the indebtedness secured hereby and it shall not be obligatory upon the purchaser(s) at any such sale to see to the application of the purchase money. The person conducting the sale may, for any cause he deems expedient, postpone the sale from to time until it shall be completed and, in every case notice of postponement shall be given by public declaration thereof by such person at the time and place last appointed for the sale; provided, if the sale is postponed for longer than one day beyond the date designated in the Notice of Sale, notice thereof shall be given in the same manner as the original Notice of Sale. Nothing in this section dealing with foreclosure procedures or specifying particular actions to be taken by Beneficiary or by Trustee shall be deemed to conflict with the minimum requirements or procedures now or hereafter specified or provided by Utah law and any such conflict shall be resolved in favor of the requirements of Utah law applicable at the time of foreclosure.


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         Section 15.7.  Expenses of Trustee's Sale or Foreclosure.  In the event all or any part of the Property shall be sold by Trustee pursuant to the provisions of this article or in the event that this Deed of Trust shall be foreclosed by appropriate proceedings in a court of competent jurisdiction, there shall be allocated and included as part of the obligations secured hereby, together with interest thereon at the Default Rate (as defined in the Note), all expenses which may be paid or incurred by or on behalf of Trustee or Beneficiary as court costs, filing fees, attorneys' fees, appraisers' fees, outlays for documentary and expert evidence, stenographers' charges, mailing and publication costs, costs for service of process, and costs (which may be estimates as to items to be expended after entry of the decree) of procuring all such abstracts of title, foreclosure certificates, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Beneficiary may deem reasonably necessary either to prosecute such suit or to evidence to bidders at the sale which may be had pursuant to such proceedings the true condition of the title to or the value of the Property, together with and including a reasonable compensation to Trustee. All expenditures and expenses of the nature mentioned in this section, and such expenses and fees as may be incurred in the protection of the Property and the maintenance of the lien of this Deed of Trust, including the fees of any attorney employed by Beneficiary or Trustee in any litigation or proceedings affecting this Deed of Trust, the Note or the Property, including but not limited to foreclosure, probate and bankruptcy proceedings or in preparation for the commencement or defense of any such litigation or proceeding or threatened litigation or proceeding, shall be immediately due and payable by Grantor to Beneficiary or Trustee, whoever or whichever will pay, has paid, or is owed the same.

         Section 15.8. Proceeds of Trustee's or Foreclosure Sale. The purchase money, proceeds or avails of any sale made under or by virtue of this Deed of Trust, together with any other sums which then may be held by Trustee or Beneficiary under this Deed of Trust, shall be applied as follows:

         First: To the payment of the costs and expenses of such sale, including reasonable compensation to Trustee, its agents and counsel, and of all expenses, liabilities and advances made or incurred by Trustee or Beneficiary under this Deed of Trust or respect to such sale, and of all other advances made by Beneficiary and all taxes or assessments, except any taxes, assessments or other charges subject to which the Property shall have been sold, together with interest at the Default Rate (as defined in the Note).

         Second: To the payment of the whole amount then due, owing or unpaid upon the Note for accrued interest.

         Third:   To the  payment of  the whole amount then due, owing or unpaid upon the Note for unpaid principal.

         Fourth: To the payment of any other sums required to be paid pursuant to any provisions of the Note or the Security Documents.

         Fifth:   To  the  payment of the surplus, if any, to the party entitled thereto.


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         Section 15.9.  Appointment of Receiver.  Beneficiary shall be entitled, as a matter of right and without regard to the value of any security for the indebtedness secured hereunder or by any of the other Security Documents, or the solvency of any person or entity liable therefor, to the appointment of a receiver for the Property upon ex parte application to any court of competent jurisdiction, or otherwise. Grantor freely and knowingly waives any right to any hearing or notice of hearing prior to the appointment of a receiver. Such receiver and his/her agents shall be empowered: (a) to take possession of the Property and any and all assets used in connection therewith; (b) to exclude Grantor and Grantor's agents, servants, and employees from the Property; (c) to collect the rents, issues, profits, and income therefrom; (d) to operate the Property and complete any construction which may be in progress; (e) to do such maintenance and make such repairs and alterations as the receiver deems necessary; (f) to use all stores of materials, supplies, and maintenance equipment on the Property and replace such items at the expense of the receivership estate; (g) to pay all taxes and assessments against the Property, all premiums for insurance thereon, all utility and other operating expenses, and all sums due under any prior or subsequent encumbrance; and (h) generally do anything which Grantor could legally do if Grantor were in possession of the Property. All expenses incurred by the receiver or his/her agents shall constitute a part of the indebtedness secured hereunder or by any of the other Security Documents. Any revenues collected by the receiver shall be applied first to the expenses of the receivership, including attorneys' fees incurred by the receiver and by Beneficiary, together with interest thereon at the Default Rate (as defined in the Note) from the date first paid or incurred until repaid, and the balance shall be applied toward the indebtedness secured hereunder or by any of the other Security Documents or in such other manner as the receivership court may direct. Unless sooner terminated with the express consent of Beneficiary, any such receivership shall continue until the indebtedness secured hereunder or by any of the other Security Documents has been discharged in full or until title to the Property has passed after foreclosure sale and all applicable periods of redemption have expired.

         Section 15.10. Effect of Sale. Upon the completion of any sale or sales made by Trustee under or by virtue of this Deed of Trust, Trustee shall execute and deliver to the accepted purchaser or purchasers a good and sufficient deed or deeds, conveying, assigning and transferring the Property, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. After the expiration of any appropriate statutory period of redemption, any such sale or sales made under or by virtue of this Deed of Trust whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Grantor and against any and all persons claiming or who may claim the same or any part thereof from, through or under Grantor.

         Section 15.11. Waiver and Release. Grantor hereby irrevocably and unconditionally waives and releases, to the extent permitted by law: (a) all benefits that might accrue to Grantor by virtue of any present or future law exempting the Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, redemption, exemption from civil

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process  or  extension  of time for  payment;  (b) all  notices  of any Event of
Default or of Trustee's exercise of any right, remedy, or recourse provided under the Security Documents; and (c) any right to a marshalling of assets or a sale in inverse order of alienation.

         Section 15.12. Acquisition of Property by Beneficiary. Upon any sale made under or by virtue of this Deed of Trust, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Beneficiary may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the indebtedness secured by this Deed of Trust the net sales price after deducting therefrom the expenses of the sale and the cost of the action and any other sums which Beneficiary is authorized to deduct under this Deed of Trust. Beneficiary upon so acquiring the Property, or any part thereof, shall be entitled to hold, lease, rent, operate, manage and sell the same in any manner provided by applicable laws.

                                  ARTICLE XVI.
                                     NOTICES

         Notices. Any notice or demand in connection with this Deed of Trust shall be in writing and shall be deemed to have been duly given when (a) delivered by hand, (b) sent by facsimile (with receipt confirmed), provided that a copy is promptly thereafter mailed by first-class prepaid certified mail, return receipt requested, (c) received by the addressee, if sent with delivery receipt requested by Express Mail, Federal Express, or other express delivery service or first-class prepaid certified mail, in each case to the appropriate addresses and facsimile numbers as a party may designate as to itself by notice to the other parties.


                                  ARTICLE XVII.
                       MISCELLANEOUS TERMS AND CONDITIONS

         Section 17.1. Future Consent. The granting of consent by Beneficiary to any transaction where such consent is required by the terms hereof shall not be deemed a waiver of the right to require consent to future or successive transactions.

         Section 17.2. Gender. As used herein, the singular shall include the plural, the plural includes the singular, words of one gender shall include another gender.

         Section 17.3. Powers of Trustee. From time to time upon written request of Beneficiary and presentation of this Deed of Trust for endorsement and without affecting the personal liability of any person for payment of any indebtedness or performance of the obligations secured hereby, Trustee may, without liability therefor and without notice: release or reconvey all or any part of the Property; consent to the making of any map or plat thereof; join in granting any easement thereon; join in any declaration of covenants and restrictions; or join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee or Beneficiary may from time to time apply in any

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court of competent  jurisdiction  for aid and  direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the execution of such trusts and the enforcement of such remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding unless held or commenced and maintained by Trustee under this Deed of Trust. Grantor shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the enforcement of the trusts created hereunder, including reasonable attorneys' fees. Grantor shall indemnify Trustee and Beneficiary against all losses, claims, demands and liabilities which either may incur, suffer or sustain in the execution of the trusts created hereunder or in the performance of any act required or permitted hereunder or by law.

         Section 17.4. Marshalling of Assets. Grantor on its own behalf and on behalf of its successors and assigns hereby expressly waives all rights to require a marshalling of assets by Trustee or Beneficiary or to require Trustee or Beneficiary to first resort to the sale of any portion of the Property which might have been retained by Grantor before foreclosing upon and selling any other portion as may be conveyed by Grantor subject to this Deed of Trust.

         Section 17.5. Partial Release. Without affecting the liability of any other person for the payment of any indebtedness herein mentioned (including Grantor should it convey such Property) and without affecting the lien or priority hereof upon any property not released, Beneficiary may, without notice, release any person so liable, extend the maturity or modify the terms of any such obligation, or grant other indulgences, release or reconvey or cause to be released or reconveyed at any time all or any part of the Property, take or release any other security or make compositions or other arrangements with debtors. Beneficiary may also accept additional security, either concurrently herewith or hereafter, and sell the same or otherwise realize thereon either before, concurrently with, or after sale hereunder.

         Section 17.6. Beneficiary's Consent. Except as otherwise expressly provided herein, in any instance hereunder where Beneficiary's approval or consent is required or the exercise of Beneficiary's judgment is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Beneficiary, and Beneficiary shall not for any reason or to any extent be required to grant such approval or consent or exercise such judgment in any particular manner regardless of the reasonableness of either the request or Beneficiary's judgment.

         Section 17.7.  Non-Waiver.

                  a. By accepting payment of any sum secured hereby after its due date or late performance of any obligation secured hereby, Beneficiary shall not waive its right against any person obligated directly or indirectly hereunder or on any indebtedness hereby secured either to require prompt payment when due of all other sums so secured or to declare default for failure to make such prompt payment. No exercise of any right or remedy by Trustee or Beneficiary hereunder shall constitute a waiver of any other right or remedy herein contained or provided by law.


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                  b. No delay or  omission  of  Trustee  or  Beneficiary  in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power, or remedy or be construed to be a waiver of any default or acquiescence therein.

                  c. Receipts of rents, awards and any other monies or evidences thereof pursuant to the provisions of this Deed of Trust and any disposition of the same by Trustee or Beneficiary shall not constitute a waiver of the power of sale or right of foreclosure by Trustee or Beneficiary in an Event of Default or failure of performance by Grantor of any covenant or agreement contained in this Deed of Trust, the Note or the Security Documents.

         Section 17.8. Paragraph Headings. The headings of each paragraph are for information and convenience only and do not limit or construe the contents of any provision hereof.

         Section 17.9. Severability. In the event any one or more of the provisions contained in this Deed of Trust or the application thereof to any person or circumstances shall to any extent be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Deed of Trust, but the remainder of this Deed of Trust or the application of such term to persons or circumstances other than those as to which it is invalid, illegal or unenforceable shall not be affected thereby and shall be valid and enforceable to the fullest extent permitted by law.

         Section 17.10. Successors-in-Interest. This Deed of Trust applies to, inures to the benefit of, and is binding not only on the parties hereto, but also on their successors and assigns. Nothing herein contained shall be deemed as the consent of Beneficiary to any assignment, conveyance or other transfer of Grantor's interest in the Property. The term "Beneficiary" shall mean the holder and owner, including pledgees, of the Note, whether or not named as Beneficiary herein.

         Section 17.11. Modifications. This Deed of Trust may not be amended, modified or changed nor shall any waiver of any provisions hereof be effective except only by an instrument in writing and signed by the party against whom enforcement of any waiver, amendment, change, modification or discharge is sought. However, in the event any provision hereunder conflicts with applicable laws, such provision shall be deemed to conform thereto.

         Section 17.12. Governing Law. This Deed of Trust shall be construed according to and governed by the laws of the State of Utah.

         Section 17.13. Future Advances. Upon request by Grantor, at Beneficiary's option and in Beneficiary's sole discretion, Beneficiary may make future advances to Grantor. Such future advances, with interest thereon, shall be secured by this Deed of Trust and all of the Security Documents when such advances are evidenced by promissory notes stating that said notes are secured hereby; however, nothing contained herein shall in any way obligate Beneficiary to make any such future advances as mentioned herein.


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         Section  17.14.   Rights   Cumulative,   Concurrent  and  Nonexclusive.
Beneficiary shall have all rights, remedies and recourses granted in the Security Documents and available at law or in equity (including, without limitation, those granted by the Uniform Commercial Code as adopted in the State of Utah and applicable to the Property, or any portion thereto) and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated for the indebtedness, or any part thereof or against any one or more of them, or against the Property, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Grantor that the exercise or failure to exercise any of the same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.

         Section 17.15. No Third Party Rights. No person shall be a third party beneficiary of any provision of the Note, this Deed of Trust, or any other Security Document. All such provisions favoring Beneficiary are intended solely for the benefit of Beneficiary, and no third party shall be entitled to assume or expect that Beneficiary will waive or consent to modification of any such provision.

         Section 17.16. Inspections. Beneficiary and its agents, representatives and workmen are authorized to enter at any reasonable time upon or on any part of the Property for the purpose of inspecting the same and for the purpose of performing any of the acts it or Grantor is authorized to perform under the terms of this Deed of Trust or any other instrument which secures the Note.

         Section 17.17. Priority of Leases. To the extent Grantor has the right under the terms of any existing lease of all or any part of the Property to make such lease subordinate to the lien of this Deed of Trust, Grantor will, at Beneficiary's request and Grantor's expense, take such action as may be required to effect such subordination.

         Section 17.18. Successor Trustee. Beneficiary may appoint a successor trustee at any time by filing of record in the office of the county recorder of each county in which the Property or any part thereof is situated, a substitution of trustee. From the time the substitution is filed for record, the new trustee shall succeed to all the powers, duties, authority and title of the trustee named herein or of any successor trustee. Each substitution shall be executed and acknowledged, and notice thereof shall be given and proof thereof made, in the manner provided by law.

         Section 17.19. Authority of Signatories. The individuals executing this Deed of Trust and all other Security Documents represent and warrant that they are fully authorized to and legally capable of executing this Deed of Trust and all other Security Documents on behalf of Grantor and that the execution of such documents is binding upon all parties holding an ownership interest in the Property.

         Section 17.20. Power of Attorney. Whenever a power of attorney is conferred upon Beneficiary hereunder, it is understood and agreed that such power of attorney is conferred with full power of substitution and Beneficiary may elect in its sole discretion to exercise such power itself or to delegate such power or any part thereof to one or more sub-agents.

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


         Section 17.21. Statute of Limitations. Grantor hereby waives the pleading of any statute of limitations as a defense to any obligation secured by this Deed of Trust or any of the Security Documents to the full extent permitted by law.

         Section 17.22. Time of Essence. Time is of the essence hereof in connection with all obligations of Grantor herein or in the Note or any other Security Document constituting additional security for the Note.

         IN WITNESS WHEREOF, this instrument has been executed by Grantor as of the date first above written.

                                    GRANTOR:

                                    LISBON VALLEY MINING CO. LLC,
                                    a Utah limited liability company
                                    Tax I.D. #84-1422662



                                    By: Summo USA Corporation, its
                                         Managing Member



                                         By:______________________________
                                              Gregory A. Hahn, President and CEO


STATE OF COLORADO                                )
                                                 ) ss.
CITY AND COUNTY OF DENVER                        )

         Subscribed and sworn to before me this _____ day of November, 1998.

         WITNESS my hand and official seal.

         My commission expires:


                                        ------------------------------------
                                        Notary Public


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